Filed pursuant to Rule 497(e)
Securities Act File No. 333-196273
Investment Company Act File No. 811-22930

USCF ETF TRUST

USCF MIDSTREAM ENERGY INCOME FUND (UMI)

Supplement dated September 30, 2025

to the Prospectus and Statement of Additional Information of USCF Midstream Energy Income Fund

dated October 30, 2024

Principal U.S. Listing Exchange: NYSE Arca, Inc.

Implementation of Fee Waivers

Effective October 1, 2025 (the “Effective Date”), USCF Advisers LLC (the “Adviser”), the investment adviser of the USCF Midstream Energy Income Fund (the “Fund”), has contractually agreed to waive 0.16% from its 0.85% management fee. In addition, on the Effective Date, Miller/Howard Investments, Inc. (the “Sub-Adviser”), the sub-adviser to the Fund, has contractually agreed to waive 0.08% from the 0.38% sub-advisory fee paid to it by the Adviser. These contractual waivers will remain in effect through October 31, 2026.

The remainder of this supplement describes revisions to the Fund’s Prospectus and Statement of Additional Information (the “SAI”) as of the Effective Date.

Under the “Fund Summary—USCF Midstream Energy Income Fund” section in the Fund’s Prospectus, the “Annual Fund Operating Expenses” and “Example” tables are deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.85%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.85%
Fee Waiver(2)	(0.16)%
Total Annual Fund Operating Expenses After Fee Waiver	0.69%

(1)	The Fund pays USCF Advisers LLC (the “Adviser”) an annual unitary management fee based upon the Fund’s average daily net assets at the rate set forth above. The Adviser is responsible for all expenses of the Fund except expenses for taxes and governmental fees; brokerage fees; commissions and other transaction expenses; costs of borrowing money, including interest expenses; securities lending expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of any independent legal counsel.
(2)	The Adviser has contractually agreed through October 31, 2026 to waive 0.16% of its management fee. The agreement may be amended or terminated prior to October 31, 2026 only by agreement of the Board of Trustees (the “Board”) of USCF ETF Trust (the “Trust”) and the Adviser, and will terminate automatically if the investment advisory agreement between the Adviser and the Fund is terminated. After October 31, 2026, the Adviser, in its sole discretion, may choose to renew or amend the agreement, subject to approval by the Board. Amounts waived are not subject to recoupment by the Adviser.

Example

The following example is intended to help investors compare the cost of investing in the Fund with the cost of investing in other funds.

It illustrates the hypothetical expenses that investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then sell all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% per year and that operating expenses remain the same, except that it assumes the 0.16% fee waiver is only in place for the one-year period. This example does not include the brokerage commissions that investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 70	$ 221	$ 384	$ 859

The following is added as the last paragraph under the “Management—Management Fees” section in the Fund’s Prospectus:

The Adviser has contractually agreed through October 31, 2026 to waive 0.16% of its management fee. The agreement may be amended or terminated prior to October 31, 2026 only by agreement of the Board and the Adviser, and will terminate automatically if the Advisory Agreement is terminated. After October 31, 2026, the Adviser, in its sole discretion, may choose to renew or amend the agreement, subject to approval by the Board. Amounts waived are not subject to recoupment by the Adviser.

The following is added as the last paragraph under the “MANAGEMENT SERVICES—Advisory Fees” section in the Fund’s SAI:

The Adviser has contractually agreed through October 31, 2026 to waive 0.16% of its management fee for UMI. The agreement may be amended or terminated prior to October 31, 2026 only by agreement of the Board and the Adviser, and will terminate automatically if the Advisory Agreement is terminated. After October 31, 2026, the Adviser, in its sole discretion, may choose to renew or amend the agreement, subject to approval by the Board. Amounts waived are not subject to recoupment by the Adviser.

The following is added as a new second paragraph under the “MANAGEMENT SERVICES—Sub-Advisory Fees—Miller/Howard” section in the Fund’s SAI:

Miller/Howard has contractually agreed through October 31, 2026 to waive 0.08% of its sub-advisory fees paid to it by the Adviser for UMI. The agreement may be amended or terminated prior to October 31, 2026 only by agreement of Miller/Howard and the Adviser, and will terminate automatically if the Miller/Howard Sub-Advisory Agreement with respect to UMI is terminated. After October 31, 2026, Miller/Howard and the Adviser may choose to renew or amend the agreement. Amounts waived are not subject to recoupment by Miller/Howard.

Please retain this supplement for future reference.